[ML Life Insurance Company of New York]
May 20, 2008
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account D ML of New York IRA Annuity — Registration No. 333-98283 ML of New York Investor Choice — IRA Series — Registration No. 333-119797
Commissioners:
ML Life Insurance Company of New York (the “Company”), on behalf of Registrant, has sent or will send to contract owners the semi-annual reports for the period ended February 27, 2008, for the following underlying mutual funds (“Funds”) in which Registrant invests:
SEMI-ANNUAL REPORT MAILINGS:
The American Funds — The Growth Fund of America, Inc., SEC File No.: 811-862
MFS Series Trust I — Core Growth Fund, SEC File No.: 811-04777
MFS Series Trust I — Research International Fund, SEC File No.:811-04777
MFS Series Trust IV — Mid Cap Growth Fund, SEC File No.: 811-02594
BlackRock Fundamental Growth Fund, Inc., SEC File No.: 811-06669
BlackRock Government Income Portfolio, SEC File No.: 811-05742
Oppenheimer Main Street Fund, SEC File No.: 811-05360
Oppenheimer Capital Appreciation Fund, SEC File No.: 811-03105
Templeton Foreign Fund, SEC File No.: 811-02781
Templeton Growth Fund, SEC File No.: 811-04892
Some of the funds listed above may not be available under every policy or contract offered by the Registrant.
The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.
Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8121.
Very truly yours,
/s/ Darin Smith
Darin Smith
General Counsel